SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2000



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                  1-12334                95-4114732
           --------                  -------                ----------
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)


               515 W. Greens Road, Suite 720, Houston, Texas 77067
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER ITEMS

    DECEMBER 13, 2000 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (NASDAQ OTC BB SYMBOL: FPXA) has acquired additional interests in its Espiritu Santo Bay project in two separate acquisitions.

    In one acquisition, Fairfield Resources Corporation, one of the original working interest owners in the Espiritu Santo Bay area, has elected to sell its interest to the remaining partners. Fortune's share of this acquisition is approximately 2.4%.

    In the second acquisition, the working interest owners have entered into an agreement to reacquire the interest originally farmed out to, and subsequently earned by, McMoRan Oil and Gas, LLC. Fortune will receive its full working interest in the entire portion of Espiritu Santo Bay originally farmed out in addition to an approximate 0.6% working interest representing Fortune's pro-rata share attributed to the Company's acquisition of its share of Fairfield's interest in the McMoRan farmout acreage.

    As a result of these two transactions, Fortune has increased its interest in the Grass Island area to an approximate 8% working interest and to an approximate 15% working interest in the balance of the 166-square mile Espiritu Santo Bay area of mutual interest.

    FORTUNE NATURAL RESOURCES CORPORATION is an independent oil and gas exploration and production company with its principal properties located onshore and offshore Louisiana and Texas. Certain statements in this news release regarding future expectations and plans may be regarded as "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. They are subject to various risks, such as operating hazards, drilling risks, and other uncertainties inherent in the business of exploring for, developing and producing oil and gas which may be beyond the Company's control. For a discussion of the contingencies and uncertainties affecting future events and forward-looking statements, see Fortune's most recent Annual Report on Form 10-KSB/A, as well as other filings with the Securities and Exchange Commission. There can be no assurance that Fortune will be successful in meeting its expectations.

                                *********
                                              Company Contact:  Angela R. McLane
                                                  Asst. to the President and CEO
                                                                  (281) 872-1170




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        None



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FORTUNE NATURAL RESOURCES  CORPORATION



                             By:   /s/ Dean W. Drulias
                                   --------------------------------------
                                   Dean W. Drulias
                                   Executive Vice President and General Counsel



Date:  December 13, 2000


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